EXHIBIT 99.2


                                 PROMISSORY NOTE

                                 Houston, Texas
$1,500,000.00
                                                                   July 16, 2003

     FOR VALUE RECEIVED, GEXA CORP., a Texas corporation whose address is 24 Greenway Plaza, Suite 1826, Houston, Texas 77046 (hereinafter referred to as "Maker"), promises to pay to the order of THE CATALYST FUND, LTD., a Texas limited partnership (hereinafter referred to as "Payee"), at its offices at Two Riverway, Suite 1710, Houston, Texas 77056, or at such other place in Harris County, Texas, and to such other party or parties as the owner and holder hereof may from time to time designate in writing the sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00), in lawful money of the United States of America which shall be legal tender for the payment of debts from time to time, together with interest on the principal amount that remains outstanding and unpaid from the date advanced until paid at a per annum rate (calculated based on a 360 day year) equal to the lesser of (i) or (ii) as follows:

     (i) Twelve and one-half percent (12.5%); or

     (ii) The Maximum Nonusurious Rate of interest, as later defined herein, permitted to be charged Maker by law (state or federal, as applicable) and further limited by the provisions of this Note hereinafter set forth, which provisions control the calculation of interest to be charged on the indebtedness evidenced by this Note.

Calculation of the interest rates as stated hereinabove shall be hereinafter defined as the "Stated Rate." All past due payments of principal shall bear interest from day to day at the Maximum Nonusurious Rate of interest in effect from day to day permitted to be charged Maker by applicable law, not to exceed eighteen percent (18%) per annum, all to be computed from maturity (whether stated or by acceleration) until paid.

     Each change in the Maximum Nonusurious Rate of Interest charged shall be subject to the terms of this Note and shall become effective, without notice to the Maker, upon the effective date of each change in the Maximum Nonusurious Rate of interest.

     This Note shall be payable as follows: interest only shall be due and payable monthly, the first such installment becoming due and payable on the first day of August, 2003, and the remaining installments becoming due thereafter on the same day of each month through and including December 1, 2003. Thereafter, this Note shall be paid in 18 installments of principal in the amount of $166,666.67 each, plus accrued interest, the first such installment becoming due and payable on January 1, 2004, and the remaining installments becoming due thereafter on the first day of every calendar quarter through and including April 1, 2008, at which time the final installment of the remaining principal balance, plus accrued interest, shall be due and payable.


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     The undersigned expressly agrees that upon the occurrence of an Event of
Default, as defined in the Loan Agreement (as hereinafter defined), including but not limited to a default in the timely payment of this Note or any part thereof, principal or interest, after the same shall have become due and payable, (each such Event of Default separately referred to as a "Breach"), then for any such Breach, the holder of this Note may, at its or his option, without demand, notice (except such notice provided for in the Loan Agreement) or presentment of default, notice of acceleration, notice of intention to accelerate or otherwise to Maker or to any other entity, declare the principal and any and all interest then accrued thereon at once due and payable. Upon the occurrence of any Event of Default the holder of this Note shall also have the right to exercise any and all of the rights, remedies and recourse now or hereafter existing in equity or at law, by virtue of statute or otherwise, including, but not limited to, the right to foreclose any and all liens and security interests securing the indebtedness evidenced hereby. Failure to exercise any option to accelerate described in this paragraph shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

     If a Breach shall occur, and this Note is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through any judicial proceeding whatsoever, or if any action or foreclosure be had hereon and the holder of the Note prevails in any such action, then the Maker agrees and promises to pay an additional amount as reasonable, calculated to include foreseeable attorneys' and collection fees and related costs incurred by the holder of the Note in connection with enforcing its rights herein contemplated, all of which amounts shall become part of the principal hereof.

     To the extent permitted by applicable law, all makers, endorsers, sureties and guarantors hereof, if any, as well as any person to become liable on this Note, hereby waive demand or presentment for payment of this Note, notice of nonpayment, protest, notice of protest, suit, notice of intention to accelerate, notice of acceleration, diligence or any notice of or defense on account of the extension of time of payments or change in the method of payments, and consent to any and all renewals and extensions in the time of payment hereof, and to any substitution, exchange or release of any security herefor or the release of any party primarily or secondarily liable hereon.

     It is expressly provided and stipulated that notwithstanding any provision of this Note or the Loan Agreement or any other instrument evidencing or securing the indebtedness herein set forth, in no event shall the aggregate of all interest paid to any holder of this Note by the Maker, or any guarantors, endorsers or other parties now or hereafter becoming liable for payment of the Note, ever exceed the Maximum Nonusurious Rate of interest which may lawfully be charged Maker, or any guarantors, endorsers or other parties now or hereafter becoming liable for payment of the Note, under the laws of the State of Texas or United States Federal Government, as applicable, on the principal balance of this Note remaining unpaid. It is expressly stipulated and agreed by the Maker that it is the intent of the Payee and the Maker in the execution and delivery of this Note to contract in furtherance of such laws, and that none of the terms of this Note, or said other instruments, shall ever be construed to create a contract to pay for the use, forbearance or detention of money at any interest rate in excess of the Maximum Nonusurious Rate of interest permitted to be charged the Maker under the laws of the State of Texas or United States Federal Government as applicable. The provisions of this paragraph and the immediately succeeding paragraph shall govern over all other provisions of this Note, and all other instruments evidencing or securing the indebtedness evidenced hereby, should any such provisions be in apparent conflict herewith.


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     Specifically and without limiting the generality of the foregoing paragraph, it is expressly provided that:

         (i) In the event of prepayment of the principal of this Note, in whole or in part, which shall be permitted hereunder, or the payment of the principal of this Note prior to the stated maturity date hereof, whether resulting from acceleration of the maturity of this Note or otherwise, if (1) the aggregate amounts of interest accruing hereon prior to such payment plus the amount of any interest accruing after maturity and (2) plus any other amount paid or accrued in connection with the indebtedness evidenced hereby which by law are deemed interest on the indebtedness evidenced by the Note ((1) and (2) collectively "Interest") and which aggregate amounts paid or accrued (if calculated in accordance with the provisions of this Note other than this paragraph) would exceed the Maximum Nonusurious Rate of interest which could be lawfully charged or collected on this Note under applicable state or federal law, then in such event the amount of such excess shall be credited, as of the date paid, toward the payment of the principal of this Note so as to reduce the amount of the final payment of principal due on this Note, or if the principal amount hereof has been paid in full, refunded to the Maker.

         (ii) If under any circumstances the aggregate amounts paid on the indebtedness evidenced by this Note prior to and incident to the final payment hereof include amounts which by law are deemed interest and which would exceed the Maximum Nonusurious Rate of interest which could lawfully have been charged or collected on this Note, as above mentioned, Maker stipulates that (a) any non-principal payment shall be characterized as an expense, fee, or premium rather than as interest and any excess shall be credited hereon by the holder hereof (or, if this Note shall have been paid in full, refunded to the Maker); (b) determination of the rate of interest for determining whether the indebtedness evidenced hereby is usurious shall be made by amortizing, prorating, allocating, and spreading, in equal parts during the full stated term hereof, all interest at any time contracted for, charged, or received from the Maker in connection with such indebtedness, and any excess shall be canceled, credited, or refunded as set forth in (a) herein. Time shall be of the essence in performing all actions.

     This Note has been executed and delivered and shall be construed in accordance with and governed by the laws of the State of Texas and of the United States of America applicable in Texas.

     Payment of this Note is secured and guaranteed by all collateral agreements, security agreements, collateral assignments, and lien instruments executed or to be executed by Maker or any other party in favor of Payee or any other holder of this Note, pursuant to that certain Loan Agreement dated of even date herewith, executed by Maker and Payee (the "Loan Agreement"), including but not limited to (i) that certain Commercial Security Agreement of even date herewith, executed by Maker and evidencing a security interest held by the Payee in all of their respective assets, including but not limited to all equipment, inventory, accounts receivable, general intangibles, chattel paper, and instruments (the "Security Agreement"), (ii) those certain UCC-1 Financing Statements executed by Maker for the benefit of Payee to be recorded in the records of the appropriate public offices in the State of Texas (the "Financing Statements"), and (iii) that certain Assignment of Key Man Life Insurance Policy as Collateral to be executed by Neil Leibman as the owner of a $3,000,000.00 life insurance policy, for the benefit of Payee (the "Life Insurance Assignment") (the Loan Agreement, the Security Agreement, the Financing Statements and the Life Insurance Assignment, collectively being referred to as the "Security Instruments").


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     Maker hereby agrees that the "Maximum Nonusurious Rate of Interest" which may be charged as herein contemplated shall be the applicable rate ceiling from time to time in effect as defined by Chapter 303 of the Texas Finance Code, as amended, provided that Payee may also rely on any alternative Maximum Nonusurious Rate of interest provided by other applicable laws, including both Texas and federal laws, if such other rates are higher than that allowed by said Chapter, as amended, provided no conflict of such applicable laws exists.

     The Maker of this Note agrees that this Note shall be freely assignable to any assignee of Payee, subject to compliance with applicable securities laws.

     In the event the Maker shall elect to prepay all or any part of the principal amount of the Note, the Maker must notify Payee in writing of such election no later than the second day before such prepayment. The Maker shall be charged a fee of three percent (3%) of the amount prepaid during years one and two, if prepaid in whole or in part, unless such prepayments are made from excess operating cash flow. Any prepayment of principal must be in a minimum amount of One Hundred Thousand Dollars ($100,000.00) per prepayment. Any such prepayments shall be applied first to accrued and unpaid interest on the principal amount, then to the discharge of any expenses for which the holder of this Note may be entitled to reimbursement under any agreement with Maker, and the balance, if any, to installments of principal, in the inverse order of maturity. Maker's right to prepay this Note shall not be deemed a right to receive a release of any of the liens or security interests covering the collateral securing payment of this Note. If a prepayment occurs during the first or second year following the execution of this Note, and if such prepayment is made from excess operating cash flow and not from the refinancing of this Note, in whole or in part, from any source, then the above described prepayment fees shall not be applicable.

     This Note is being executed pursuant to the terms of the Loan Agreement, and in the event of any irreconcilable conflict between the provisions of the Loan Agreement and this Note, then the provisions of the Loan Agreement shall govern. All capitalized terms used herein but not otherwise defined herein shall have the same meanings ascribed to them in the Loan Agreement.

     The Maker represents and warrants that the extension of credit represented by this Note is for business, commercial, investment, or other similar purposes and not primarily for personal, family, household or agricultural use.

     No failure to exercise and no delay on the part of Payee in exercising any power or right in connection herewith or under the Loan Agreement or any of the Security Instruments or any other instrument evidencing, securing, or guaranteeing this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No course of dealing between Maker and Payee shall operate as a waiver of any right of Payee. No modification or waiver of any provision of this Note or any other instrument evidencing, securing, or guaranteeing this Note nor any consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by the person against whom enforcement thereof is to be sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.


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     Any check, draft, money order, or other instrument given in payment of all or any portion of this Note may be accepted by a holder of this Note and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of a holder of this Note except to the extent that actual cash proceeds of such instruments are unconditionally received by the holder of this Note.

     THIS NOTE, THE LOAN AGREEMENT, THE SECURITY INSTRUMENTS, AND ALL DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE MAKER AND THE PAYEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE MAKER AND PAYEE.


                                                GEXA CORP.,
                                                a Texas corporation



                                       By: /s/ Neil Leibman
                                          --------------------------------------
                                           Neil Leibman, Chief Executive Officer







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